Exhibit 10.4(b)

        Schedule of Warrants (refinancings) Issued by NCT Group, Inc. to
            Carole Salkind for the three months ended June 30, 2005



   Grant Date       Expiration Date      Exercise Price       Shares Granted
   ----------       ---------------      --------------       --------------
    04/14/05           04/14/10             $0.0130              7,750,000
    04/29/05           04/29/10             $0.0120             17,250,000
    05/18/05           05/18/10             $0.0123              8,250,000
    06/10/05           06/10/10             $0.0100             24,250,000
                                                            ------------------
                                                                57,500,000
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